Unsecured senior notes	6 Months Ended
Sep. 30, 2020
Unsecured senior notes
Unsecured senior notes
Unsecured senior notes

19.  Unsecured senior notes

In November 2014, the Company issued unsecured senior notes including floating rate and fixed rate notes with varying maturities for an aggregate principal amount of US$8.0 billion (the “2014 Senior Notes”), of which US$1.3 billion was repaid in November 2017 and US$2.25 billion was repaid in November 2019. The 2014 Senior Notes are senior unsecured obligations that are listed on the HKSE, and interest is payable in arrears, quarterly for the floating rate notes and semiannually for the fixed-rate notes.

In December 2017, the Company issued another series of unsecured fixed rate senior notes with varying maturities for an aggregate principal amount of US$7.0 billion (the “2017 Senior Notes”). The 2017 Senior Notes are senior unsecured obligations that are listed on the Singapore Stock Exchange, and interest is payable in arrears semiannually.

The following table provides a summary of the Company’s unsecured senior notes as of March 31, 2020 and September 30, 2020:

	As of	As of	Effective
	March 31, 2020	September 30, 2020	interest rate

	(in millions of RMB)
US$1,500 million 3.125% notes due 2021	10,604	10,196	3.26%
US$700 million 2.800% notes due 2023	4,946	4,755	2.90%
US$2,250 million 3.600% notes due 2024	15,891	15,274	3.68%
US$2,550 million 3.400% notes due 2027	17,929	17,235	3.52%
US$700 million 4.500% notes due 2034	4,906	4,715	4.60%
US$1,000 million 4.000% notes due 2037	7,028	6,754	4.06%
US$1,750 million 4.200% notes due 2047	12,291	11,811	4.25%
US$1,000 million 4.400% notes due 2057	7,021	6,746	4.44%
Carrying value	80,616	77,486
Unamortized discount and debt issuance costs	550	501
Total principal amounts of unsecured senior notes	81,166	77,987
Less: current portion of principal amounts of unsecured senior notes	—	—
Non-current portion of principal amounts of unsecured senior notes	81,166	77,987

The 2014 Senior Notes and the 2017 Senior Notes were issued at a discount with a total amount of US$47 million (RMB297 million). The debt issuance costs of US$82 million (RMB517 million) were presented as a direct deduction from the principal amount of the unsecured senior notes on the condensed consolidated balance sheets. The effective interest rates for the unsecured senior notes include the interest charged on the notes as well as amortization of the debt discounts and debt issuance costs.

The 2014 Senior Notes and the 2017 Senior Notes contain covenants including, among others, limitation on liens, consolidation, merger and sale of the Company’s assets. As of September 30, 2020, the Company is in compliance with all these covenants. In addition, the 2014 Senior Notes and the 2017 Senior Notes rank senior in right of payment to all of the Company’s existing and future indebtedness expressly subordinated in right of payment to the notes and rank at least equally in right of payment with all of the Company’s existing and future unsecured unsubordinated indebtedness (subject to any priority rights pursuant to applicable law).

19.  Unsecured senior notes (Continued)

The proceeds from issuance of the 2014 Senior Notes were used in full to refinance a previous syndicated loan in the same amount. The proceeds from the issuance of the 2017 Senior Notes were used for general corporate purposes.

As of September 30, 2020, the future principal payments for the Company’s unsecured senior notes will be due according to the following schedule:

Principal amounts
(in millions of RMB)
Within 1 year	—
Between 1 to 2 years	10,217
Between 2 to 3 years	4,768
Between 3 to 4 years	—
Between 4 to 5 years	15,325
Thereafter	47,677
77,987

As of September 30, 2020, the fair values of the Company’s unsecured senior notes, based on Level 2 inputs, was US$13,208 million (RMB89,960 million).